                                                                    COMMON STOCK

- -----Number-----                                              -----Shares-----
   LU
- ----------------                                              ----------------
                             [RASTER GRAPHICS LOGO]
                                                             SEE REVERSE FOR
[GRAPHIC]                                                    CERTAIN DEFINITIONS

                              RASTER GRAPHICS, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                                               CUSIP 753907 10 4
- --------------------------------------------------------------------------------
This Certifies that










is the owner of
- --------------------------------------------------------------------------------

    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE, OF


============================ RASTER GRAPHICS, INC. ============================
transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


                                             COUNTERSIGNED AND REGISTERED:
                                                U.S. STOCK TRANSFER CORPORATION
                                                  TRANSFER AGENT AND REGISTRAR


Dated:


BY

                                                            AUTHORIZED SIGNATURE
/s/                                 [SEAL]              /s/ RAKESH KUMAR


       SECRETARY                                                PRESIDENT

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of
           survivorship and not as tenants
           in common
COM PROP-- as community property


UNIF GIFT MIN ACT -- ......................... Custodian .......................
                              (Cust)                              (Minor)
                          under Uniform Gifts to Minors
                          Act ..................................................
                                                   (State)
UNIF TRF MIN ACT -- ................. Custodian (until age ....................)
                          (Cust)
                    .................................... under Uniform Transfers
                               (Minor)
                    to Minors Act ..............................................
                                                    (State)


    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________

_______________________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________


                                X_____________________________________________

                                X_____________________________________________


                                NOTICE:  THE SIGNATURE(S) TO THIS ASSIGNMENT
                                         MUST CORRESPOND WITH THE NAME(S) AS
                                         WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ENLARGEMENT OR
                                         ANY CHANGE WHATEVER.

Signature(s) Guaranteed





By _________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.